QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.6

SERVICE CENTER AGREEMENT

        THIS SERVICE CENTER AGREEMENT is entered into as of January 17, 2006, between ITN ENERGY SYSTEMS, INC., a Colorado corporation ("ITN"), and ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation ("AST").

WITNESSETH:

        1.    Service Center Agreement.    Upon the terms and conditions set forth herein, ITN will allow AST to use certain of ITN's laboratories, laboratory equipment and research and development tools and equipment (collectively "Equipment"), on an as needed basis, but subject to ITN's right of first use.

        2.    Term.    The term of this Agreement shall extend from the date first stated above until December 31, 2009. After the initial term, this Agreement shall be automatically renewed on a month-to-month basis until either party hereto terminates this Agreement upon not less than fifteen (15) day's prior written notice to the other party.

        3.    Service Charges.    For use of the Equipment hereunder, AST agrees to pay ITN in accordance with ITN's standard service center charges ITN charges other customers.

        4.    No Warranties.    AST AGREES THAT ITN HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO THE SUITABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, CONDITION OR QUALITY OF THE EQUIPMENT; AST USES THE EQUIPMENT "AS IS". ITN shall not be liable to AST for any loss, damage, or expense of any kind or nature caused directly or indirectly by any Equipment used hereunder, or for any loss of business or damage whatsoever and howsoever caused.

        5.    Use of Equipment.    AST shall use the Equipment in compliance with all laws, rules and regulations of the jurisdictions where the Equipment is located and solely in the conduct of the AST's business.

        6.    Indemnity.    AST shall indemnify ITN against and hold the ITN harmless from all claims, actions, proceedings, expenses, and liabilities arising in connection with AST's use of the Equipment, except for such claims, actions, proceedings, expenses and liabilities which arise out of ITN's own negligence.

        7.    Title to Equipment.    Title to the Equipment shall at all times remain in ITN, and AST shall have no right, title, or interest in or to the Equipment except the right to use same upon the terms and conditions herein contained.

        8.    Notices.    All notices, demands and requests required to be given by either party to the other shall be in writing. All notices, demands and requests shall either be hand delivered or shall be sent by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties at the addresses set forth above or at such other addresses as the parties may designate in writing delivered pursuant to the provisions hereof. Any notice when given as provided herein shall be deemed to have been delivered on the date personally served or two (2) days subsequent to the date that said notice was deposited with the United States Postal Service.

        9.    Miscellaneous.

        (a)   This Agreement has been executed and delivered in the State of Colorado and shall be construed in accordance with the laws of the State of Colorado.

        (b)   The covenants and agreements herein contained shall be binding upon and inure to the benefit of ITN, its personal representatives, heirs, successors and assigns, and AST, its personal representatives, heirs, successors and assigns.

        (c)   No waiver by ITN of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by AST of the same or any other provision. ITN's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of ITN's consent to or approval of any subsequent act by AST.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ITN:
ITN ENERGY SYSTEMS, INC., a Colorado corporation
By:	/s/ Mohan Misra
Name:	Mohan Misra
Title:	President
AST:
ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Matthew Foster
Name:	Matthew Foster
Title:	President

QuickLinks

SERVICE CENTER AGREEMENT
WITNESSETH